UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Michael W. Stockton

American Funds Fundamental Investors

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors®
Annual report for the year ended December 31, 2018

We believe flexibility
can help uncover
value in any market
environment.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2019, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.47%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.53%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2018, Fundamental Investors declined 6.60%. This return includes reinvested distributions totaling $5.74 per share. Distributions include regular quarterly dividends of 65 cents per share, a 34 cents per share special dividend and long-term capital gains payments of $4.75 per share.

The fund’s results trailed its primary benchmark, the unmanaged S&P 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which decreased 4.38%. However, Fundamental Investors’ return outpaced that of its growth-and-income peers, as measured by the Lipper Growth and Income Funds Index, which weakened 6.72%.

The fund’s results have topped those of its Lipper peers in multiple periods since its inception. In addition, Fundamental Investors has outpaced the S&P 500 over its lifetime. Although the annual advantages may seem small, when compounded over longer time frames, they have translated into added wealth for long-term investors.

Federal Reserve, international markets and trade concerns pushed U.S. equity markets lower

After touching record highs in the third quarter of the year, U.S. stocks declined 13.99% from their peak to end 2018 with negative returns. U.S. corporations received a significant boost to profits from the tax cuts that were passed late in 2017 and the overall economy strengthened. Yet, these positives were offset by falling stock valuations, driven by concerns over the impact of the Federal Reserve (the Fed) policies and heightened trade tensions, both of which may negatively impact economic growth.

During 2018, the Fed transitioned from quantitative easing to quantitative tightening, and tighter monetary conditions caused concern that economies outside the U.S. might weaken. In addition, the Federal Reserve continued to increase the Fed funds rate, which raised fears that economic growth in the U.S. might slow. Uncertainty as to the magnitude that these policies would impact the economy produced a risk-averse approach among many investors toward the end of the year.

Results at a glance

For periods ended December 31, 2018, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 8/1/78)[1]

Fundamental Investors (Class A shares)	–6.60%	7.87%	12.87%	12.10%
Standard & Poor’s 500 Composite Index[2,3]	–4.38	8.49	13.12	11.33
Lipper Growth and Income Funds Index[4]	–6.72	5.59	10.78	10.22
MSCI World Index[3,5]	–8.71	4.56	9.67	9.19

[1]	The date Capital Research and Management Company began managing the fund.
[2]	Source: S&P Dow Jones Indices.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[5]	Source: MSCI. Results reflect dividends net of withholding taxes.

Fundamental Investors	1

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	83%	100%
■	Canada	2	—
■	Europe	10	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	4	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	55%	62%
■	Canada	3	2
■	Europe	12	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	25	20
	Total	100%	100%

*	Amount less than 1%.

Compared with the S&P 500 as a percent of net assets.

Source: Capital Group (as of December 31, 2018)

After raising benchmark rates four times during the year, language from the Fed and its officials later in the year suggested there may be a more cautious approach to additional rate increases in 2019. It remains to be seen how many more times the Fed will increase rates during this economic cycle, but their decisions will continue to be important for financial markets.

Growth stocks fared better than value-oriented companies

Despite a sharp decline during the last quarter of the year, growth-oriented U.S. companies fared better than value stocks in 2018. The Russell 1000 Growth Index slipped 1.51% on a total return basis, while the Russell 1000 Value Index dropped 8.27%. The difference likely reflected the concern for economically-sensitive companies, which tend to be categorized as value stocks.

International stock markets struggled

International equities, as represented by the MSCI All Country World Index ex USA, declined 14.20% and lagged U.S. stocks. Economic growth slowed in China — the world’s second largest economy — while Chinese stocks fell 18.88%. European stocks weakened 14.86% as the European economy continued to experience sluggish growth and economic optimism faded. Slower economic growth in Japan, China and Europe, along with trade conflicts and rising U.S. interest rates weighed on Japanese and emerging market equities. Selling intensified in the second half of the year as China’s economy decelerated and its trade clash with the U.S. escalated.

2	Fundamental Investors

Selective investing based on fundamental research

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that helps determine the value and merits of each individual company. This approach allows the fund’s portfolio to maintain high-conviction investments across a variety of industries.

Of the fund’s 10 largest equity holdings, returns from five companies contributed positively to the fund, including Amazon (+28.43%), Microsoft (+18.74%), UnitedHealth (+13.00%), Berkshire Hathaway (+2.82%) and Intel (+1.67%).

Portfolio managers and analysts took advantage of market volatility to add to positions in highest conviction investments. Several of these companies have entered into the fund’s 10 largest holdings, including Facebook, Taiwan Semiconductor and Charter Communications.

Health care stocks support returns; consumer staples, materials and energy detracted

Investments in the health care and information technology sectors produced positive returns for the fund overall. Meanwhile, consumer staples, energy and materials stocks were among the largest detractors to the fund’s results.

Earnings growth in addition to merger and acquisition speculation fueled stocks in the health care sector. Boston Scientific (+42.56%), Thermo Fisher Scientific (+17.86%) and UnitedHealth (+13.00%) were key contributors. We have been very selective with our health care investments, but over the past year we have added to our positions as opportunities have arisen in the sector.

Consumer staples companies weighed on the fund’s results. British American Tobacco (–52.76%), Philip Morris (–36.81%) and Altria (–30.84%) were among the biggest detractors. The U.S. Food & Drug Administration (FDA) proposed restricting nicotine levels and a ban of menthol-flavored cigarettes, leading to a selloff of tobacco companies’ shares. The proposal comes as the FDA has increased regulatory activity surrounding e-cigarettes and other cigarette alternatives, and competition is intensifying from new products.

Share price appreciation in several of our long-term holdings presented analysts and portfolio managers with opportunity to take profit and deploy capital into companies that we felt were undervalued, particularly in the energy and health care sectors.

Volatility warrants caution, but creates opportunities

The steep decline in equity markets in the latter half of the year bookended what was one of the fund’s stronger runs in recent memory. While we would have liked to generate better short-term investment results in Fundamental Investors, the fund has provided shareholders with healthy long-term returns.

We continue to be mindful that financial markets may be volatile and result in uneven returns in the future. Yet, market volatility may create or enhance investment opportunities in less appreciated companies. We believe that the fund’s flexibility, along with our long-term investment process, should help uncover new opportunities for our shareholders.

On behalf of Fundamental Investors shareholders, we would like to express our gratitude to Martin Romo for his contributions to the results of the fund. Martin has transitioned off the fund after seven years as a portfolio manager.

Thank you for your support and investment in Fundamental Investors.

Sincerely,

Brady L. Enright
Co-President

Mark L. Casey
Co-President

February 8, 2019

Fundamental Investors	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2018)*

	1 year	5 years	10 years
Class A shares	-11.99%	6.60%	12.21%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated March 1, 2019 (unaudited).

$1,200,000
400,000
200,000
100,000
10,000
8,000

Year ended December 31	1978[7]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992
CAPITAL VALUE (dollars in thousands)															
Dividends in cash	$ 0.2	0.4	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.7	0.9	1.2	1.1	0.9	1.0
Value at year-end[1]	$ 8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1	25.2	25.5	28.6	35.4	32.2	40.9	44.1
TOTAL VALUE (dollars in thousands)															
Dividends reinvested	$ 0.2	0.4	0.6	0.7	0.8	0.8	0.7	0.8	0.9	1.0	1.3	1.9	1.7	1.5	1.7
Value at year-end[1]	$ 9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4	35.9	37.3	43.2	55.6	52.1	67.9	74.9
FI total return	**(8.4)%**	**15.3**	**21.3**	**(1.2)**	**34.0**	**26.1**	**5.8**	**30.2**	**22.0**	**3.8**	**16.0**	**28.6**	**(6.2)**	**30.3**	**10.2**

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends of $180,959 and reinvested capital gain distributions of $424,040.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth and Income Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Includes reinvested capital gain distributions of $191,271, but does not reflect income dividends of $83,821 taken in cash.
[7]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

4	Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became the investment adviser for Fundamental Investors — and December 31, 2018. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period.

Fundamental Investors	5

Summary investment portfolio December 31, 2018

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	78.86%
United Kingdom	5.09
Eurozone*	3.39
Canada	2.12
Taiwan	1.74
South Korea	1.03
Switzerland	.83
Japan	.67
China	.60
Other countries	.85
Short-term securities & other assets less liabilities	4.82

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, the Netherlands and Spain.

Common stocks 95.18%	Shares	Value (000)
Information technology 21.54%
Microsoft Corp.	46,141,100	$4,686,552
Broadcom Inc.	16,954,439	4,311,175
Intel Corp.	39,243,900	1,841,716
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	179,142,000	1,304,608
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,241,630	230,378
ASML Holding NV	4,649,030	730,600
ASML Holding NV (New York registered)	1,444,000	224,715
Samsung Electronics Co., Ltd.[1]	22,569,114	779,558
Visa Inc., Class A	5,026,300	663,170
Texas Instruments Inc.	6,756,900	638,527
Other securities		3,591,986
		19,002,985

Health care 11.98%
UnitedHealth Group Inc.	5,918,026	1,474,299
Boston Scientific Corp.[2]	34,191,500	1,208,328
Merck & Co., Inc.	15,807,000	1,207,813
Regeneron Pharmaceuticals, Inc.[2]	2,544,100	950,221
Thermo Fisher Scientific Inc.	3,400,000	760,886
Centene Corp.[2]	5,074,504	585,090
Vertex Pharmaceuticals Inc.[2]	3,214,827	532,729
Other securities		3,848,717
		10,568,083

Financials 11.85%
Berkshire Hathaway Inc., Class A2	8,275	2,532,150
JPMorgan Chase & Co.	12,213,600	1,192,292
Capital One Financial Corp.	9,298,000	702,836
CME Group Inc., Class A	3,605,500	678,267
BlackRock, Inc.	1,573,100	617,945
Wells Fargo & Co.	12,373,200	570,157
Discover Financial Services	9,100,000	536,718
Other securities		3,624,133
		10,454,498

Communication services 9.94%
Alphabet Inc., Class C2	1,665,301	1,724,602
Alphabet Inc., Class A2	658,400	688,002
Facebook, Inc., Class A2	14,444,200	1,893,490
Charter Communications, Inc., Class A2	4,595,100	1,309,466
Comcast Corp., Class A	32,516,773	1,107,196
Other securities		2,046,376
		8,769,132

6	Fundamental Investors

	Shares	Value (000)
Energy 9.36%
ConocoPhillips	19,450,365	$1,212,730
Royal Dutch Shell PLC, Class B (ADR)	11,968,734	717,406
Royal Dutch Shell PLC, Class B	10,872,720	324,286
Royal Dutch Shell PLC, Class A (ADR)	299,752	17,466
Royal Dutch Shell PLC, Class A	165,244	4,860
Concho Resources Inc.[2,3]	10,228,523	1,051,390
Enbridge Inc. (CAD denominated)	26,253,834	815,577
Enbridge Inc. (CAD denominated)[4]	1,256,665	39,038
EOG Resources, Inc.	7,706,000	672,040
BP PLC	101,000,000	638,459
Chevron Corp.	5,435,137	591,289
Other securities		2,176,933
		8,261,474

Consumer discretionary 8.37%
Amazon.com, Inc.[2]	1,634,600	2,455,120
NIKE, Inc., Class B	17,170,000	1,272,984
Home Depot, Inc.	7,025,775	1,207,168
Other securities		2,446,840
		7,382,112

Industrials 8.32%
Boeing Co.	2,680,500	864,461
Parker-Hannifin Corp.	4,850,000	723,329
Airbus SE, non-registered shares	7,297,806	702,028
TransDigm Group Inc.[2]	2,061,000	700,864
Union Pacific Corp.	4,560,000	630,329
Other securities		3,722,797
		7,343,808

Consumer staples 6.43%
Philip Morris International Inc.	18,040,500	1,204,384
British American Tobacco PLC	30,564,800	973,947
British American Tobacco PLC (ADR)	1,675,000	53,366
Coca-Cola Co.	11,785,000	558,020
Altria Group, Inc.	10,335,386	510,464
Other securities		2,376,642
		5,676,823

Materials 4.91%
DowDuPont Inc.	24,041,047	1,285,715
Linde PLC	3,308,100	516,196
Other securities		2,529,989
		4,331,900

Real estate 2.10%
Simon Property Group, Inc. REIT	5,312,000	892,363
Other securities		959,823
		1,852,186

Utilities 0.38%
Other securities		331,279

Total common stocks (cost: $62,348,156,000)		83,974,280

Short-term securities 4.85%	Principal amount (000)
Federal Home Loan Bank 2.20%–2.42% due 1/2/2019–4/3/2019	$2,238,078	2,231,140
Merck & Co. Inc. 2.47%–2.50% due 2/26/2019–2/27/2019[4]	100,000	99,600
U.S. Treasury Bills 2.09%–2.43% due 1/2/2019–5/2/2019	1,223,100	1,219,756
Other securities		733,063

Total short-term securities (cost: $4,283,723,000)		4,283,559
Total investment securities 100.03% (cost: $66,631,879,000)		88,257,839
Other assets less liabilities (0.03)%		(26,946)

Net assets 100.00%		$88,230,893

Fundamental Investors	7

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2018 (000)
Common stocks 1.53%
Financials 0.34%
CIT Group Inc.	7,752,515	—	—	7,752,515	$—	$(84,968)	$6,357	$296,689
Energy 1.19%
Concho Resources Inc.[2]	2,723,000	7,505,523	—	10,228,523	—	(436,206)	—	1,051,390
Peyto Exploration & Development Corp.[5]	10,710,499	—	4,325,550	6,384,949	(107,309)	45,849	5,112	—
								1,051,390
Industrials 0.00%
Grafton Group PLC, units[5]	15,037,000	—	3,708,468	11,328,532	(20,100)	(10,853)	3,029	—
Total 1.53%					$(127,409)	$(486,178)	$14,498	$1,348,079

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $4,198,271,000, which represented 4.76% of the net assets of the fund. This amount includes $4,038,166,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $636,906,000, which represented .72% of the net assets of the fund.
[5]	Unaffiliated issuer at 12/31/2018.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements

8	Fundamental Investors

Financial statements

Statement of assets and liabilities at December 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $65,112,119)	$86,909,760
Affiliated issuers (cost: $1,519,760)	1,348,079	$88,257,839
Cash		7,094
Cash denominated in currencies other than U.S. dollars (cost: $805)		805
Receivables for:
Sales of investments	7,997
Sales of fund’s shares	228,552
Dividends	113,687	350,236
		88,615,974
Liabilities:
Payables for:
Purchases of investments	105,909
Repurchases of fund’s shares	235,348
Investment advisory services	18,687
Services provided by related parties	18,032
Trustees’ deferred compensation	4,368
Other	2,737	385,081
Net assets at December 31, 2018		$88,230,893

Net assets consist of:
Capital paid in on shares of beneficial interest		$65,119,142
Total distributable earnings		23,111,751
Net assets at December 31, 2018		$88,230,893

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,688,031 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$47,045,167	899,714		$52.29
Class C	1,996,228	38,387		52.00
Class T	9	—	*	52.28
Class F-1	2,351,733	45,004		52.26
Class F-2	8,653,768	165,561		52.27
Class F-3	5,447,973	104,226		52.27
Class 529-A	2,303,960	44,133		52.21
Class 529-C	340,321	6,521		52.19
Class 529-E	81,969	1,572		52.16
Class 529-T	11	—	*	52.28
Class 529-F-1	148,779	2,853		52.15
Class R-1	127,955	2,461		52.00
Class R-2	657,516	12,651		51.97
Class R-2E	64,991	1,249		52.02
Class R-3	1,880,464	36,061		52.15
Class R-4	1,879,405	36,025		52.17
Class R-5E	254,805	4,882		52.19
Class R-5	1,325,913	25,339		52.33
Class R-6	13,669,926	261,392		52.30

*	Amount less than one thousand.

See notes to financial statements

Fundamental Investors	9

Statement of operations for the year ended December 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $48,106; also includes $14,498 from affiliates)	$2,057,723
Interest	93,406	$2,151,129
Fees and expenses*:
Investment advisory services	236,453
Distribution services	193,750
Transfer agent services	71,785
Administrative services	27,558
Reports to shareholders	2,687
Registration statement and prospectus	4,540
Trustees’ compensation	597
Auditing and legal	110
Custodian	3,408
Other	2,524
Total fees and expenses before reimbursements	543,412
Less transfer agent services reimbursements	11
Total fees and expenses after reimbursements		543,401
Net investment income		1,607,728

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	8,016,834
Affiliated issuers	(127,409)
Currency transactions	(3,269)	7,886,156
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(15,259,953)
Affiliated issuers	(486,178)
Currency translations	(443)	(15,746,574)
Net realized gain and unrealized depreciation		(7,860,418)

Net decrease in net assets resulting from operations		$(6,252,690)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

10	Fundamental Investors

Statements of changes in net assets
	(dollars in thousands)

	Year ended December 31
	2018	2017
Operations:
Net investment income	$1,607,728	$1,381,278
Net realized gain	7,886,156	6,500,642
Net unrealized (depreciation) appreciation	(15,746,574)	10,662,148
Net (decrease) increase in net assets resulting from operations	(6,252,690)	18,544,068

Distributions paid to shareholders	(8,948,530)	(7,090,682	)*

Net capital share transactions	6,966,542	5,304,583

Total (decrease) increase in net assets	(8,234,678)	16,757,969

Net assets:
Beginning of year	96,465,571	79,707,602
End of year	$88,230,893	$96,465,571

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $1,358,434 from net investment income and $5,732,248 from net realized gain on investments.

See notes to financial statements

Fundamental Investors	11

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

12	Fundamental Investors

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

Fundamental Investors	13

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$16,397,771	$2,605,214	$—	$19,002,985
Health care	10,080,994	487,089	—	10,568,083
Financials	10,350,324	104,174	—	10,454,498
Communication services	8,737,973	31,159	—	8,769,132
Energy	8,261,474	—	—	8,261,474
Consumer discretionary	7,382,112	—	—	7,382,112
Industrials	7,164,122	179,686	—	7,343,808
Consumer staples	5,395,730	281,093	—	5,676,823
Materials	3,822,044	509,856	—	4,331,900
Real estate	1,852,186	—	—	1,852,186
Utilities	331,279	—	—	331,279
Short-term securities	—	4,283,559	—	4,283,559
Total	$79,776,009	$8,481,830	$—	$88,257,839

14	Fundamental Investors

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Fundamental Investors	15

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2018, the fund reclassified $601,157,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$275,665
Undistributed long-term capital gains	948,499
Post-October capital loss deferral*	(195,319)
Gross unrealized appreciation on investments	26,647,473
Gross unrealized depreciation on investments	(4,560,152)
Net unrealized appreciation on investments	22,087,321
Cost of investments	66,170,518

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2018				Year ended December 31, 2017
				Total				Total
	Ordinary		Long-term	distributions	Ordinary		Long-term	distributions
Share class	income		capital gains	paid	income		capital gains	paid
Class A	$830,699		$3,951,373	$4,782,072	$762,387		$3,221,367	$3,983,754
Class B1					—		—	—
Class C	17,208		168,903	186,111	16,971		153,333	170,304
Class T2	—	[3]	1	1	—	[3]	1	1
Class F-1	40,704		200,615	241,319	40,303		178,937	219,240
Class F-2	160,244		719,272	879,516	127,387		457,264	584,651
Class F-3[4]	111,118		455,724	566,842	70,753		317,685	388,438
Class 529-A	37,972		192,064	230,036	32,899		149,225	182,124
Class 529-B1					—		—	—
Class 529-C	2,680		28,625	31,305	2,564		26,959	29,523
Class 529-E	1,148		6,865	8,013	1,045		5,559	6,604
Class 529-T2	—	[3]	1	1	—	[3]	1	1
Class 529-F-1	2,658		12,264	14,922	2,037		8,084	10,121
Class R-1	1,056		10,772	11,828	1,065		9,690	10,755
Class R-2	5,607		55,443	61,050	5,377		48,168	53,545
Class R-2E	756		5,451	6,207	479		3,166	3,645
Class R-3	25,962		159,946	185,908	25,977		142,612	168,589
Class R-4	33,517		162,350	195,867	35,220		152,842	188,062
Class R-5E	2,061		11,500	13,561	232		943	1,175
Class R-5	30,949		122,328	153,277	33,665		120,764	154,429
Class R-6	266,414		1,114,280	1,380,694	200,073		735,648	935,721
Total	$1,570,753		$7,377,777	$8,948,530	$1,358,434		$5,732,248	$7,090,682

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

16	Fundamental Investors

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.229% on such assets in excess of $89 billion. For the year ended December 31, 2018, the investment advisory services fee was $236,453,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and CRMC provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior

Fundamental Investors	17

calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$128,132	$44,854		$5,335		Not applicable
Class C	23,660	1,978		1,185		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	6,998	3,335		1,406		Not applicable
Class F-2	Not applicable	8,926		4,374		Not applicable
Class F-3	Not applicable	526		2,975		Not applicable
Class 529-A	5,908	1,897		1,279		$1,682
Class 529-C	3,998	305		202		266
Class 529-E	458	36		46		60
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	107		74		97
Class R-1	1,495	166		75		Not applicable
Class R-2	5,673	2,675		379		Not applicable
Class R-2E	393	132		33		Not applicable
Class R-3	11,189	3,412		1,120		Not applicable
Class R-4	5,846	2,366		1,170		Not applicable
Class R-5E	Not applicable	113		40		Not applicable
Class R-5	Not applicable	912		896		Not applicable
Class R-6	Not applicable	45		6,969		Not applicable
Total class-specific expenses	$193,750	$71,785		$27,558		$2,105

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $597,000 in the fund’s statement of operations reflects $489,000 in current fees (either paid in cash or deferred) and a net increase of $108,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2018.

18	Fundamental Investors

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net increase
	Sales[1]			distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class A	$3,562,813	57,219		$4,700,041	89,686		$(7,003,945)	(113,402)	$1,258,909	33,503
Class C	321,999	5,178		184,713	3,585		(705,519)	(11,335)	(198,807)	(2,572)
Class T	—	—		—	—		—	—	—	—
Class F-1	560,229	8,920		237,990	4,537		(1,015,729)	(16,227)	(217,510)	(2,770)
Class F-2	3,760,912	60,095		850,356	16,266		(2,104,666)	(34,418)	2,506,602	41,943
Class F-3	1,664,915	26,495		557,704	10,617		(1,368,293)	(21,982)	854,326	15,130
Class 529-A	275,342	4,404		229,997	4,402		(340,335)	(5,443)	165,004	3,363
Class 529-C	41,092	658		31,295	606		(104,970)	(1,671)	(32,583)	(407)
Class 529-E	9,290	148		8,009	154		(14,531)	(231)	2,768	71
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	48,208	773		14,916	286		(25,721)	(416)	37,403	643
Class R-1	18,078	290		11,786	229		(40,418)	(645)	(10,554)	(126)
Class R-2	159,549	2,557		60,991	1,185		(247,425)	(3,974)	(26,885)	(232)
Class R-2E	26,665	428		6,206	120		(12,262)	(201)	20,609	347
Class R-3	358,924	5,730		185,697	3,567		(703,387)	(11,273)	(158,766)	(1,976)
Class R-4	351,620	5,599		195,845	3,740		(868,589)	(13,952)	(321,124)	(4,613)
Class R-5E	297,119	5,131		13,556	264		(45,615)	(778)	265,060	4,617
Class R-5	260,731	4,121		153,186	2,900		(897,523)	(14,477)	(483,606)	(7,456)
Class R-6	3,206,812	51,376		1,380,608	26,326		(1,281,725)	(20,435)	3,305,695	57,267
Total net increase (decrease)	$14,924,298	239,122		$8,822,897	168,470		$(16,780,653)	(270,860)	$6,966,542	136,732

Year ended December 31, 2017
Class A	$3,795,496	64,015		$3,909,684	63,726		$(7,794,919)	(130,487)	$(89,739)	(2,746)
Class B3	113	2		—	—		(41,390)	(728)	(41,277)	(726)
Class C	345,594	5,858		168,910	2,761		(737,340)	(12,435)	(222,836)	(3,816)
Class T4	10	—	[2]	—	—		—	—	10	— [2]
Class F-1	607,918	10,198		216,406	3,529		(915,048)	(15,351)	(90,724)	(1,624)
Class F-2	3,572,153	60,272		567,640	9,259		(5,944,942)	(100,698)	(1,805,149)	(31,167)
Class F-3[5]	5,544,716	93,494		382,868	6,224		(650,508)	(10,622)	5,277,076	89,096
Class 529-A	342,550	5,602		182,084	2,970		(269,982)	(4,499)	254,652	4,073
Class 529-B3	5	—	[2]	—	—		(4,166)	(73)	(4,161)	(73)
Class 529-C	48,962	827		29,516	481		(200,043)	(3,202)	(121,565)	(1,894)
Class 529-E	9,317	157		6,604	108		(13,765)	(229)	2,156	36
Class 529-T4	10	—	[2]	1	—	[2]	—	—	11	— [2]
Class 529-F-1	34,209	573		10,104	165		(19,786)	(331)	24,527	407
Class R-1	27,516	455		10,711	175		(42,223)	(710)	(3,996)	(80)
Class R-2	166,235	2,810		53,481	875		(268,068)	(4,539)	(48,352)	(854)
Class R-2E	32,291	548		3,646	60		(4,606)	(77)	31,331	531
Class R-3	425,721	7,199		168,399	2,749		(718,119)	(12,076)	(123,999)	(2,128)
Class R-4	492,643	8,320		188,045	3,072		(800,688)	(13,414)	(120,000)	(2,022)
Class R-5E	4,769	80		1,174	19		(1,040)	(18)	4,903	81
Class R-5	365,723	6,132		154,343	2,516		(539,858)	(8,899)	(19,792)	(251)
Class R-6	2,930,464	48,996		935,640	15,245		(1,464,597)	(24,443)	2,401,507	39,798
Total net increase (decrease)	$18,746,415	315,538		$6,989,256	113,934		$(20,431,088)	(342,831)	$5,304,583	86,641

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

Fundamental Investors	19

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,914,448,000 and $31,874,440,000, respectively, during the year ended December 31, 2018.

20	Fundamental Investors

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
12/31/2018	$62.21	$1.01	$(5.19)	$(4.18)	$(.99)	$(4.75)	$(5.74)	$52.29	(6.60)%	$47,045		.59%		1.61%
12/31/2017	54.44	.93	11.65	12.58	(.91)	(3.90)	(4.81)	62.21	23.37	53,885		.60		1.55
12/31/2016	50.71	.87	5.43	6.30	(.87)	(1.70)	(2.57)	54.44	12.54	47,308		.61		1.68
12/31/2015	52.06	.77	.97	1.74	(.77)	(2.32)	(3.09)	50.71	3.38	44,596		.60		1.47
12/31/2014	51.97	.98	3.63	4.61	(.96)	(3.56)	(4.52)	52.06	8.96	43,929		.61		1.85
Class C:
12/31/2018	61.88	.50	(5.15)	(4.65)	(.48)	(4.75)	(5.23)	52.00	(7.35)	1,996		1.39		.81
12/31/2017	54.18	.45	11.58	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	2,535		1.40		.75
12/31/2016	50.48	.45	5.40	5.85	(.45)	(1.70)	(2.15)	54.18	11.64	2,426		1.41		.87
12/31/2015	51.83	.35	.97	1.32	(.35)	(2.32)	(2.67)	50.48	2.56	2,435		1.40		.67
12/31/2014	51.77	.55	3.60	4.15	(.53)	(3.56)	(4.09)	51.83	8.08	2,441		1.41		1.05
Class T:
12/31/2018	62.20	1.14	(5.19)	(4.05)	(1.12)	(4.75)	(5.87)	52.28	(6.41)[4]	—	[5]	.38	[4]	1.82	[4]
12/31/2017[6,7]	57.85	.81	8.30	9.11	(.86)	(3.90)	(4.76)	62.20	15.96 [4,8]	—	[5]	.39	[4,9]	1.80	[4,9]
Class F-1:
12/31/2018	62.17	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.26	(6.67)	2,352		.67		1.52
12/31/2017	54.41	.88	11.65	12.53	(.87)	(3.90)	(4.77)	62.17	23.27	2,970		.67		1.47
12/31/2016	50.69	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.41	12.45	2,688		.68		1.61
12/31/2015	52.03	.74	.97	1.71	(.73)	(2.32)	(3.05)	50.69	3.33	4,819		.67		1.40
12/31/2014	51.95	.96	3.60	4.56	(.92)	(3.56)	(4.48)	52.03	8.87	4,769		.66		1.81
Class F-2:
12/31/2018	62.19	1.13	(5.19)	(4.06)	(1.11)	(4.75)	(5.86)	52.27	(6.43)	8,654		.41		1.80
12/31/2017	54.43	1.00	11.68	12.68	(1.02)	(3.90)	(4.92)	62.19	23.57	7,688		.42		1.68
12/31/2016	50.70	.99	5.41	6.40	(.97)	(1.70)	(2.67)	54.43	12.77	8,424		.41		1.88
12/31/2015	52.04	.88	.97	1.85	(.87)	(2.32)	(3.19)	50.70	3.61	4,389		.41		1.67
12/31/2014	51.96	1.06	3.66	4.72	(1.08)	(3.56)	(4.64)	52.04	9.17	3,921		.40		1.99
Class F-3:
12/31/2018	62.19	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.27	(6.34)	5,448		.31		1.89
12/31/2017[6,10]	56.55	1.11	9.52	10.63	(1.09)	(3.90)	(4.99)	62.19	19.08 [8]	5,541		.31	[9]	1.96	[9]
Class 529-A:
12/31/2018	62.12	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.21	(6.68)	2,304		.67		1.53
12/31/2017	54.37	.88	11.64	12.52	(.87)	(3.90)	(4.77)	62.12	23.28	2,533		.67		1.47
12/31/2016	50.65	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.37	12.44	1,995		.69		1.60
12/31/2015	52.00	.72	.97	1.69	(.72)	(2.32)	(3.04)	50.65	3.28	1,795		.70		1.37
12/31/2014	51.92	.93	3.62	4.55	(.91)	(3.56)	(4.47)	52.00	8.85	1,742		.70		1.75

See end of table for footnotes.

Fundamental Investors	21

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
12/31/2018	$62.08	$.48	$(5.18)	$(4.70)	$(.44)	$(4.75)	$(5.19)	$52.19	(7.39)%	$340		1.43%		.76%
12/31/2017	54.31	.41	11.62	12.03	(.36)	(3.90)	(4.26)	62.08	22.32	430		1.45		.69
12/31/2016	50.60	.42	5.41	5.83	(.42)	(1.70)	(2.12)	54.31	11.57	479		1.47		.82
12/31/2015	51.95	.31	.97	1.28	(.31)	(2.32)	(2.63)	50.60	2.48	451		1.48		.59
12/31/2014	51.88	.51	3.62	4.13	(.50)	(3.56)	(4.06)	51.95	7.99	445		1.49		.97
Class 529-E:
12/31/2018	62.06	.81	(5.17)	(4.36)	(.79)	(4.75)	(5.54)	52.16	(6.88)	82		.90		1.29
12/31/2017	54.33	.74	11.62	12.36	(.73)	(3.90)	(4.63)	62.06	22.97	93		.91		1.24
12/31/2016	50.61	.71	5.41	6.12	(.70)	(1.70)	(2.40)	54.33	12.20	80		.93		1.36
12/31/2015	51.96	.59	.97	1.56	(.59)	(2.32)	(2.91)	50.61	3.04	73		.94		1.13
12/31/2014	51.89	.80	3.61	4.41	(.78)	(3.56)	(4.34)	51.96	8.58	72		.94		1.51
Class 529-T:
12/31/2018	62.20	1.10	(5.18)	(4.08)	(1.09)	(4.75)	(5.84)	52.28	(6.46)[4]	—	[5]	.44	[4]	1.76	[4]
12/31/2017[6,7]	57.85	.78	8.30	9.08	(.83)	(3.90)	(4.73)	62.20	15.90 [4,8]	—	[5]	.45	[4,9]	1.75	[4,9]
Class 529-F-1:
12/31/2018	62.07	1.10	(5.19)	(4.09)	(1.08)	(4.75)	(5.83)	52.15	(6.48)	149		.44		1.76
12/31/2017	54.34	1.01	11.62	12.63	(1.00)	(3.90)	(4.90)	62.07	23.53	137		.45		1.69
12/31/2016	50.62	.94	5.42	6.36	(.94)	(1.70)	(2.64)	54.34	12.71	98		.48		1.82
12/31/2015	51.97	.83	.97	1.80	(.83)	(2.32)	(3.15)	50.62	3.51	83		.48		1.59
12/31/2014	51.89	1.04	3.63	4.67	(1.03)	(3.56)	(4.59)	51.97	9.10	76		.48		1.96
Class R-1:
12/31/2018	61.88	.49	(5.16)	(4.67)	(.46)	(4.75)	(5.21)	52.00	(7.38)	128		1.41		.78
12/31/2017	54.18	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	160		1.41		.74
12/31/2016	50.49	.45	5.39	5.84	(.45)	(1.70)	(2.15)	54.18	11.65	145		1.41		.88
12/31/2015	51.83	.35	.97	1.32	(.34)	(2.32)	(2.66)	50.49	2.55	151		1.40		.66
12/31/2014	51.77	.56	3.60	4.16	(.54)	(3.56)	(4.10)	51.83	8.08	167		1.41		1.06
Class R-2:
12/31/2018	61.86	.49	(5.15)	(4.66)	(.48)	(4.75)	(5.23)	51.97	(7.37)	658		1.41		.79
12/31/2017	54.16	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.86	22.39	797		1.40		.74
12/31/2016	50.47	.46	5.39	5.85	(.46)	(1.70)	(2.16)	54.16	11.65	744		1.39		.89
12/31/2015	51.82	.37	.97	1.34	(.37)	(2.32)	(2.69)	50.47	2.61	734		1.35		.72
12/31/2014	51.76	.57	3.60	4.17	(.55)	(3.56)	(4.11)	51.82	8.11	790		1.38		1.08
Class R-2E:
12/31/2018	61.92	.69	(5.16)	(4.47)	(.68)	(4.75)	(5.43)	52.02	(7.08)	65		1.11		1.10
12/31/2017	54.24	.64	11.58	12.22	(.64)	(3.90)	(4.54)	61.92	22.74	56		1.10		1.06
12/31/2016	50.56	.66	5.38	6.04	(.66)	(1.70)	(2.36)	54.24	12.04	20		1.10		1.26
12/31/2015	52.03	.69	.90	1.59	(.74)	(2.32)	(3.06)	50.56	3.09	1		1.13		1.37
12/31/2014[6,11]	55.04	.27	.52	.79	(.74)	(3.06)	(3.80)	52.03	1.40 [4,8]	—	[5]	.17	[4,8]	.50	[4,8]

22	Fundamental Investors

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
12/31/2018	$62.05	$.78	$(5.18)	$(4.40)	$(.75)	$(4.75)	$(5.50)	$52.15	(6.95)%	$1,880		.96%		1.24%
12/31/2017	54.31	.71	11.63	12.34	(.70)	(3.90)	(4.60)	62.05	22.93	2,360		.95		1.19
12/31/2016	50.60	.69	5.41	6.10	(.69)	(1.70)	(2.39)	54.31	12.15	2,181		.96		1.33
12/31/2015	51.94	.59	.97	1.56	(.58)	(2.32)	(2.90)	50.60	3.03	2,237		.95		1.12
12/31/2014	51.87	.80	3.60	4.40	(.77)	(3.56)	(4.33)	51.94	8.56	2,627		.96		1.51
Class R-4:
12/31/2018	62.07	.96	(5.17)	(4.21)	(.94)	(4.75)	(5.69)	52.17	(6.65)	1,879		.65		1.54
12/31/2017	54.33	.89	11.63	12.52	(.88)	(3.90)	(4.78)	62.07	23.30	2,523		.65		1.49
12/31/2016	50.62	.85	5.40	6.25	(.84)	(1.70)	(2.54)	54.33	12.47	2,318		.66		1.63
12/31/2015	51.96	.75	.97	1.72	(.74)	(2.32)	(3.06)	50.62	3.36	2,289		.65		1.42
12/31/2014	51.88	.96	3.61	4.57	(.93)	(3.56)	(4.49)	51.96	8.90	2,651		.66		1.82
Class R-5E:
12/31/2018	62.12	1.14	(5.22)	(4.08)	(1.10)	(4.75)	(5.85)	52.19	(6.45)	255		.45		1.86
12/31/2017	54.38	1.02	11.64	12.66	(1.02)	(3.90)	(4.92)	62.12	23.54	16		.44		1.70
12/31/2016	50.69	1.03	5.30	6.33	(.94)	(1.70)	(2.64)	54.38	12.62	10		.57		1.99
12/31/2015[6,12]	53.80	.11	(1.16)	(1.05)	(.35)	(1.71)	(2.06)	50.69	(1.95)[8]	—	[5]	.05	[8]	.21	[8]
Class R-5:
12/31/2018	62.25	1.16	(5.19)	(4.03)	(1.14)	(4.75)	(5.89)	52.33	(6.37)	1,326		.35		1.84
12/31/2017	54.47	1.07	11.67	12.74	(1.06)	(3.90)	(4.96)	62.25	23.68	2,041		.35		1.79
12/31/2016	50.74	1.00	5.43	6.43	(1.00)	(1.70)	(2.70)	54.47	12.81	1,800		.35		1.93
12/31/2015	52.08	.90	.98	1.88	(.90)	(2.32)	(3.22)	50.74	3.66	1,914		.35		1.72
12/31/2014	51.99	1.13	3.62	4.75	(1.10)	(3.56)	(4.66)	52.08	9.23	1,979		.35		2.12
Class R-6:
12/31/2018	62.22	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.30	(6.33)	13,670		.30		1.90
12/31/2017	54.45	1.10	11.66	12.76	(1.09)	(3.90)	(4.99)	62.22	23.72	12,701		.30		1.84
12/31/2016	50.72	1.04	5.42	6.46	(1.03)	(1.70)	(2.73)	54.45	12.88	8,948		.31		1.99
12/31/2015	52.06	.93	.97	1.90	(.92)	(2.32)	(3.24)	50.72	3.71	6,590		.31		1.77
12/31/2014	51.98	1.12	3.64	4.76	(1.12)	(3.56)	(4.68)	52.06	9.27	5,713		.31		2.12

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	34%	29%	24%	27%	29%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.27 and .51 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

Fundamental Investors	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

24	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	25

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$915.70	$2.90	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	912.03	6.65	1.38
Class C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class T – actual return	1,000.00	916.68	1.84	.38
Class T – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-1 – actual return	1,000.00	915.44	3.28	.68
Class F-1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 – actual return	1,000.00	916.61	1.98	.41
Class F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-3 – actual return	1,000.00	917.08	1.50	.31
Class F-3 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 529-A – actual return	1,000.00	915.45	3.28	.68
Class 529-A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-C – actual return	1,000.00	911.86	6.89	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	914.31	4.34	.90
Class 529-E – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-T – actual return	1,000.00	916.42	2.13	.44
Class 529-T – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-1 – actual return	1,000.00	916.38	2.13	.44
Class 529-F-1 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 – actual return	1,000.00	911.87	6.84	1.42
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 – actual return	1,000.00	911.81	6.84	1.42
Class R-2 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2E – actual return	1,000.00	913.37	5.35	1.11
Class R-2E – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-3 – actual return	1,000.00	914.14	4.63	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	915.53	3.19	.66
Class R-4 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5E – actual return	1,000.00	916.46	2.22	.46
Class R-5E – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-5 – actual return	1,000.00	916.93	1.74	.36
Class R-5 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 – actual return	1,000.00	917.13	1.45	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

26	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2018:

Long-term capital gains	$7,978,800,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,406,726,000
U.S. government income that may be exempt from state taxation	$45,878,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	27

Approval of Investment Advisory and Service Agreement

Fundamental Investors board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to achieve long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index and the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for all periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	29

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30	Fundamental Investors

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Fundamental Investors	31

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32	Fundamental Investors

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Fundamental Investors	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Advisory Board Member, Everwest Real Estate Partners (real estate investment management); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank); Chief Investment Officer, Mubadala Pramerica Real Estate Investors (real estate investment management)	3	None
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and Managing Director, Highgate LLC (consulting); former Senior Vice President, Pfizer	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals)
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2010	Former President, Open Society Foundations	6	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Fundamental Investors

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President	2015	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael T. Kerr, 1959 Senior Vice President	1995	Partner — Capital International Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company;
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mathews M. Cherian, 1967 Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Mathews M. Cherian, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	35

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)
1,560,827,663

Total shares voting on November 28, 2018
1,310,327,421 (84.0% of shares outstanding)

The proposal: to elect board members

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
Joseph C. Berenato	1,280,758,185	97.7%	29,569,236	2.3%
Joseph Bonner	1,283,127,386	97.9	27,200,035	2.1
Louise H. Bryson	1,283,263,608	97.9	27,063,812	2.1
Mary Anne Dolan	1,283,293,153	97.9	27,034,268	2.1
Brady L. Enright	1,283,747,646	98.0	26,579,775	2.0
John G. Freund	1,282,794,291	97.9	27,533,130	2.1
Yvonne Greenstreet	1,153,040,899	88.0	157,286,522	12.0
Linda Griego	1,283,023,646	97.9	27,303,775	2.1
Leonade D. Jones	1,280,457,802	97.7	29,869,619	2.3
Sharon I. Meers	1,286,160,153	98.2	24,167,268	1.8
Anne-Marie Peterson	1,285,713,829	98.1	24,613,592	1.9
Kenneth M. Simril	1,283,443,951	97.9	26,883,469	2.1
Christopher E. Stone	1,242,496,229	94.8	67,831,192	5.2

36	Fundamental Investors

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2018, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 75% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	FI

Registrant:
a) Audit Fees:

2017	$115,000
2018	$2,000

b) Audit-Related Fees:
2017	$22,000
2018	$25,000

c) Tax Fees:
2017	$8,000
2018	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,429,000
2018	$2,258,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,546,000 for fiscal year 2017 and $2,372,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental Investors®
Investment portfolio
December 31, 2018
Common stocks 95.18% Information technology 21.54%	Shares	Value (000)
Microsoft Corp.	46,141,100	$4,686,552
Broadcom Inc.	16,954,439	4,311,175
Intel Corp.	39,243,900	1,841,716
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	179,142,000	1,304,608
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,241,630	230,378
ASML Holding NV	4,649,030	730,600
ASML Holding NV (New York registered)	1,444,000	224,715
Samsung Electronics Co., Ltd.[1]	22,569,114	779,558
Samsung Electronics Co., Ltd., nonvoting preferred[1]	2,100,000	59,535
Visa Inc., Class A	5,026,300	663,170
Texas Instruments Inc.	6,756,900	638,527
Mastercard Inc., Class A	2,700,000	509,355
Intuit Inc.	2,505,000	493,109
Murata Manufacturing Co., Ltd.[1]	2,908,700	394,325
ServiceNow, Inc.[2]	2,010,000	357,880
Apple Inc.	1,987,600	313,524
QUALCOMM Inc.	5,478,000	311,753
Amphenol Corp., Class A	2,400,000	194,448
Analog Devices, Inc.	2,215,000	190,113
FleetCor Technologies, Inc.[2]	994,000	184,606
Symantec Corp.	6,960,000	131,509
LiveRamp Holdings, Inc.[2]	2,214,700	85,554
Paycom Software, Inc.[2]	650,000	79,593
SK hynix, Inc.[1]	1,237,000	67,188
DocuSign, Inc.[2]	1,200,000	48,096
RingCentral, Inc., Class A2	354,000	29,184
TE Connectivity Ltd.	364,100	27,537
ON Semiconductor Corp.[2]	1,650,000	27,242
Autodesk, Inc.[2]	185,000	23,793
GoDaddy Inc., Class A2	330,000	21,655
Micro Focus International PLC	1,148,600	20,247
HP Inc.	788,000	16,122
AAC Technologies Holdings Inc.	968,000	5,618
		19,002,985
Health care 11.98%
UnitedHealth Group Inc.	5,918,026	1,474,299
Boston Scientific Corp.[2]	34,191,500	1,208,328
Merck & Co., Inc.	15,807,000	1,207,813
Regeneron Pharmaceuticals, Inc.[2]	2,544,100	950,221
Thermo Fisher Scientific Inc.	3,400,000	760,886
Centene Corp.[2]	5,074,504	585,090
Vertex Pharmaceuticals Inc.[2]	3,214,827	532,729
Cigna Corp.	2,368,295	449,787
Novartis AG1	5,240,000	447,631
Pfizer Inc.	8,645,000	377,354
Humana Inc.	1,120,000	320,858
Fundamental Investors — Page 1 of 6

Common stocks (continued) Health care (continued)	Shares	Value (000)
Johnson & Johnson	2,291,500	$295,718
Gilead Sciences, Inc.	4,261,000	266,525
Biogen Inc.[2]	870,000	261,800
ResMed Inc.	2,176,700	247,861
Bristol-Myers Squibb Co.	4,000,000	207,920
CVS Health Corp.	2,356,530	154,400
AbbVie Inc.	1,540,900	142,056
Mylan NV2	4,300,000	117,820
AstraZeneca PLC	955,800	71,548
Bluebird Bio, Inc.[2]	663,900	65,859
Hologic, Inc.[2]	1,556,257	63,962
Eli Lilly and Co.	490,000	56,703
Teva Pharmaceutical Industries Ltd. (ADR)	3,148,000	48,542
Molina Healthcare, Inc.[2]	379,500	44,105
Daiichi Sankyo Co., Ltd.[1]	1,235,000	39,458
Illumina, Inc.[2]	100,000	29,993
Danaher Corp.	280,800	28,956
Incyte Corp.[2]	452,900	28,800
Ultragenyx Pharmaceutical Inc.[2]	495,000	21,523
Seattle Genetics, Inc.[2]	376,800	21,349
Notre Dame Intermédica Participações S.A.[2]	2,150,000	16,132
Neurocrine Biosciences, Inc.[2]	164,600	11,754
BioMarin Pharmaceutical Inc.[2]	121,000	10,303
		10,568,083
Financials 11.85%
Berkshire Hathaway Inc., Class A2	8,275	2,532,150
JPMorgan Chase & Co.	12,213,600	1,192,292
Capital One Financial Corp.	9,298,000	702,836
CME Group Inc., Class A	3,605,500	678,267
BlackRock, Inc.	1,573,100	617,945
Wells Fargo & Co.	12,373,200	570,157
Discover Financial Services	9,100,000	536,718
Citigroup Inc.	8,550,000	445,113
SunTrust Banks, Inc.	6,707,500	338,326
Chubb Ltd.	2,525,000	326,179
Intercontinental Exchange, Inc.	4,316,800	325,184
Legal & General Group PLC	109,784,921	323,243
PNC Financial Services Group, Inc.	2,656,000	310,513
CIT Group Inc.[3]	7,752,515	296,689
Goldman Sachs Group, Inc.	1,770,000	295,678
T. Rowe Price Group, Inc.	2,000,000	184,640
BNP Paribas SA	3,500,000	158,300
Itaú Unibanco Holding SA, preferred nominative (ADR)	13,842,000	126,516
HDFC Bank Ltd.	3,937,830	119,672
Svenska Handelsbanken AB, Class A1	9,390,000	104,174
Banco Santander, SA	18,950,000	86,262
SVB Financial Group[2]	240,000	45,581
Arch Capital Group Ltd.[2]	1,587,776	42,425
Hong Kong Exchanges and Clearing Ltd.	1,400,000	40,513
First Republic Bank	319,375	27,754
Bank of New York Mellon Corp.	581,500	27,371
		10,454,498
Fundamental Investors — Page 2 of 6

Common stocks (continued) Communication services 9.94%	Shares	Value (000)
Alphabet Inc., Class C2	1,665,301	$1,724,602
Alphabet Inc., Class A2	658,400	688,002
Facebook, Inc., Class A2	14,444,200	1,893,490
Charter Communications, Inc., Class A2	4,595,100	1,309,466
Comcast Corp., Class A	32,516,773	1,107,196
Verizon Communications Inc.	6,500,000	365,430
Walt Disney Co.	2,900,000	317,985
Baidu, Inc., Class A (ADR)[2]	1,966,800	311,934
Activision Blizzard, Inc.	6,462,900	300,977
CBS Corp., Class B	5,980,000	261,446
Spark New Zealand Ltd.	45,560,084	126,907
WPP PLC	11,500,000	124,094
Netflix, Inc.[2]	409,900	109,714
Naspers Ltd., Class N	229,000	46,035
SoftBank Group Corp.[1]	468,200	31,159
Interpublic Group of Companies, Inc.	1,000,000	20,630
Tencent Holdings Ltd.	431,300	17,295
Nexstar Media Group, Inc.	162,389	12,770
		8,769,132
Energy 9.36%
ConocoPhillips	19,450,365	1,212,730
Royal Dutch Shell PLC, Class B (ADR)	11,968,734	717,406
Royal Dutch Shell PLC, Class B	10,872,720	324,286
Royal Dutch Shell PLC, Class A (ADR)	299,752	17,466
Royal Dutch Shell PLC, Class A	165,244	4,860
Concho Resources Inc.[2,3]	10,228,523	1,051,390
Enbridge Inc. (CAD denominated)	26,253,834	815,577
Enbridge Inc. (CAD denominated)[4]	1,256,665	39,038
EOG Resources, Inc.	7,706,000	672,040
BP PLC	101,000,000	638,459
Chevron Corp.	5,435,137	591,289
Baker Hughes, a GE Co., Class A	15,500,000	333,250
Suncor Energy Inc.	11,016,740	307,697
Cabot Oil & Gas Corp.	12,967,000	289,812
Diamondback Energy, Inc.	2,886,000	267,532
Cenovus Energy Inc.	26,292,500	184,887
Occidental Petroleum Corp.	2,312,000	141,911
Keyera Corp.	6,937,000	131,149
Canadian Natural Resources, Ltd. (CAD denominated)	5,430,000	131,017
Murphy Oil Corp.	3,781,900	88,459
Viper Energy Partners LP	2,764,189	71,980
Pioneer Natural Resources Co.	500,000	65,760
Noble Energy, Inc.	3,010,400	56,475
Parsley Energy, Inc., Class A2	2,390,000	38,192
Peyto Exploration & Development Corp.	6,384,949	33,113
Extraction Oil & Gas, Inc.[2]	5,584,000	23,955
Schlumberger Ltd.	325,500	11,744
		8,261,474
Consumer discretionary 8.37%
Amazon.com, Inc.[2]	1,634,600	2,455,120
NIKE, Inc., Class B	17,170,000	1,272,984
Home Depot, Inc.	7,025,775	1,207,168
General Motors Co.	11,045,000	369,455
Fundamental Investors — Page 3 of 6

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
McDonald’s Corp.	2,000,000	$355,140
Marriott International, Inc., Class A	3,113,300	337,980
Target Corp.	4,700,000	310,623
Booking Holdings Inc.[2]	149,284	257,130
LVMH Moët Hennessy-Louis Vuitton SE	650,000	192,291
MGM Resorts International	7,715,000	187,166
Alibaba Group Holding Ltd. (ADR)[2]	1,225,000	167,911
GVC Holdings PLC	12,919,131	110,986
LKQ Corp.[2]	2,130,000	50,545
Newell Brands Inc.	2,000,000	37,180
Aramark	781,600	22,643
EssilorLuxottica	139,000	17,590
Ctrip.com International, Ltd. (ADR)[2]	496,700	13,441
Valeo SA, non-registered shares	325,000	9,499
Meituan Dianping, Class B2	1,295,000	7,260
		7,382,112
Industrials 8.32%
Boeing Co.	2,680,500	864,461
Parker-Hannifin Corp.	4,850,000	723,329
Airbus SE, non-registered shares	7,297,806	702,028
TransDigm Group Inc.[2]	2,061,000	700,864
Union Pacific Corp.	4,560,000	630,329
Deere & Co.	3,200,000	477,344
Rockwell Automation	2,200,000	331,056
CSX Corp.	4,902,000	304,561
Emerson Electric Co.	5,000,000	298,750
United Parcel Service, Inc., Class B	3,000,000	292,590
Ryanair Holdings PLC (ADR)[2]	3,163,226	225,665
Johnson Controls International PLC	7,287,000	216,060
American Airlines Group Inc.	6,500,000	208,715
Lockheed Martin Corp.	775,000	202,926
MTU Aero Engines AG1	990,667	179,686
Safran SA	1,286,502	155,361
FedEx Corp.	850,000	137,130
Fortive Corp.	2,000,000	135,320
Waste Management, Inc.	1,400,000	124,586
Grafton Group PLC, units	11,328,532	92,845
Delta Air Lines, Inc.	1,685,000	84,081
Northrop Grumman Corp.	306,100	74,964
Alaska Air Group, Inc.	785,900	47,822
Meggitt PLC	6,510,000	39,082
BAE Systems PLC	6,251,000	36,587
BWX Technologies, Inc.	470,000	17,968
Caterpillar Inc.	136,000	17,281
Westinghouse Air Brake Technologies Corp.	190,700	13,397
General Electric Co.	1,191,600	9,020
		7,343,808
Consumer staples 6.43%
Philip Morris International Inc.	18,040,500	1,204,384
British American Tobacco PLC	30,564,800	973,947
British American Tobacco PLC (ADR)	1,675,000	53,366
Coca-Cola Co.	11,785,000	558,020
Altria Group, Inc.	10,335,386	510,464
Fundamental Investors — Page 4 of 6

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Sysco Corp.	7,925,000	$496,580
Keurig Dr Pepper Inc.	14,965,671	383,720
Walmart Inc.	3,600,000	335,340
Nestlé SA1	3,463,000	281,093
Procter & Gamble Co.	3,000,000	275,760
Walgreens Boots Alliance, Inc.	3,436,000	234,782
Costco Wholesale Corp.	873,300	177,900
Coca-Cola European Partners PLC	3,340,000	153,139
Church & Dwight Co., Inc.	344,400	22,648
Constellation Brands, Inc., Class A	97,500	15,680
		5,676,823
Materials 4.91%
DowDuPont Inc.	24,041,047	1,285,715
Linde PLC	3,308,100	516,196
BHP Group PLC	20,000,000	421,026
Rio Tinto PLC	7,541,500	358,543
LyondellBasell Industries NV	3,626,000	301,538
Royal Gold, Inc.	2,284,000	195,625
Randgold Resources Ltd. (ADR)[1]	1,869,000	160,105
Alcoa Corp.[2]	5,395,000	143,399
LANXESS AG1	2,900,000	133,538
WestRock Co.	3,400,000	128,384
PPG Industries, Inc.	1,170,000	119,609
Shin-Etsu Chemical Co., Ltd.[1]	1,463,700	113,873
First Quantum Minerals Ltd.	13,569,000	109,729
Franco-Nevada Corp.	1,540,000	107,987
Norsk Hydro ASA[1]	22,520,796	102,340
Sherwin-Williams Co.	223,500	87,938
Vale SA, ordinary nominative	1,690,000	22,238
Akzo Nobel NV	194,000	15,648
Lundin Mining Corp.	2,050,000	8,469
		4,331,900
Real estate 2.10%
Simon Property Group, Inc. REIT	5,312,000	892,363
American Tower Corp. REIT	1,545,000	244,404
Crown Castle International Corp. REIT	1,902,845	206,706
Weyerhaeuser Co. REIT[2]	9,000,107	196,742
AGNC Investment Corp. REIT	10,752,000	188,590
Digital Realty Trust, Inc. REIT	452,100	48,171
CoreSite Realty Corp. REIT	469,000	40,911
Public Storage REIT	169,450	34,299
		1,852,186
Utilities 0.38%
Public Service Enterprise Group Inc.	2,904,910	151,201
DTE Energy Co.	1,250,000	137,875
Edison International	583,800	33,142
CMS Energy Corp.	182,500	9,061
		331,279
Total common stocks (cost: $62,348,156,000)		83,974,280
Fundamental Investors — Page 5 of 6

Short-term securities 4.85%	Principal amount (000)	Value (000)
Apple Inc. 2.35%–2.41% due 1/25/2019–2/8/2019[4]	$160,000	$159,671
Chariot Funding, LLC 2.51% due 2/19/2019[4]	13,700	13,650
Coca-Cola Co. 2.40% due 1/25/2019[4]	20,800	20,764
ExxonMobil Corp. 2.32% due 1/11/2019	50,000	49,963
Fannie Mae 2.24% due 1/7/2019	50,000	49,983
Federal Home Loan Bank 2.20%–2.42% due 1/2/2019–4/3/2019	2,238,078	2,231,140
Freddie Mac 2.26% due 1/22/2019	100,000	99,865
Hershey Co. 2.38% due 1/9/2019[4]	39,600	39,577
IBM Credit LLC 2.42% due 1/16/2019[4]	50,000	49,946
Jupiter Securitization Co., LLC 2.67% due 3/1/2019[4]	25,000	24,889
Merck & Co. Inc. 2.47%–2.50% due 2/26/2019–2/27/2019[4]	100,000	99,600
National Rural Utilities Cooperative Finance Corp. 2.43% due 1/7/2019	35,000	34,984
Pfizer Inc. 2.30% due 1/23/2019[4]	100,000	99,839
Procter & Gamble Co. 2.30% due 1/14/2019[4]	40,000	39,962
U.S. Treasury Bills 2.09%–2.43% due 1/2/2019–5/2/2019	1,223,100	1,219,756
Wal-Mart Stores, Inc. 2.36% due 1/9/2019[4]	50,000	49,970
Total short-term securities (cost: $4,283,723,000)		4,283,559
Total investment securities 100.03% (cost: $66,631,879,000)		88,257,839
Other assets less liabilities (0.03)%		(26,946)
Net assets 100.00%		$88,230,893
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $4,198,271,000, which represented 4.76% of the net assets of the fund. This amount includes $4,038,166,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $636,906,000, which represented .72% of the net assets of the fund.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
MFGEFPX-010-0219O-S66090	Fundamental Investors — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 8, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Fundamental Investors’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Fundamental Investors’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2019